Note 1 - Summary of Significant Accounting Policies (Q2)	6 Months Ended	12 Months Ended
	Sep. 30, 2014	Mar. 31, 2014
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
Note 1. Summary of Significant Accounting Policies

Vision designs, develops, manufactures, and markets products for endoscopy – the science of using an instrument, known as an endoscope, to provide minimally invasive access to areas not readily visible to the human eye. Vision’s products are sold throughout the world through direct sales representatives in the United States (“U.S.”) and independent distributors for the rest of the world. Vision is the exclusive supplier of ureteroscopes to the Endoscopy Division of Stryker Corporation (“Stryker”). Vision’s largest geographic markets are the U.S. and Europe.

Vision is incorporated in Delaware, and are the successor to operations begun in 1987. In December 1990, Machida Incorporated (“Machida”) became Vision’s wholly-owned subsidiary. Vision owns the registered trademarks Vision Sciences®, EndoSheath®, EndoWipe®, Slide-On® and The Vision System®. Not all products referenced in this report are approved or cleared for sale, distribution, or use.

Basis of Presentation and Preparation

Vision has prepared the condensed consolidated financial statements included herein according to generally accepted accounting principles in the United States of America (“U.S. GAAP”), without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and include, in the opinion of management, all adjustments (normal and recurring) that it considers necessary for a fair presentation of such information. Vision has condensed or omitted certain information and footnote disclosures normally included in financial statements pursuant to those rules and regulations. Vision believes, however, that its disclosures are adequate to make the information presented not misleading.

The results for the interim periods presented are not necessarily indicative of results to be expected for the full fiscal year. Please read these condensed consolidated financial statements in conjunction with the consolidated financial statements and the related notes for the fiscal year ended March 31, 2014 below.

Liquidity and Capital Resources

Vision has incurred substantial operating losses since its inception and there can be no assurance that it will ever achieve or sustain a profitable level of operations in the future. Vision anticipates that it will continue to incur negative cash flows from operations during the remainder of fiscal 2015, driven by continued investment in a direct sales force for the U.S. market, spending for marketing, revitalizing a research and development pipeline, and general business operations. As of September 30, 2014, Vision had cash and cash equivalents totaling approximately $1.4 million. On June 16, 2014, Vision issued a convertible promissory note to Lewis C. Pell, its Chairman, or the 2014 Note, that allowed Vision to borrow up to $5.0 million up to June 15, 2019. The 2014 Note was issued in accordance with a letter agreement dated May 29, 2014 with Mr. Pell, or the Prior Letter Agreement, that provided for up to $5.0 million of capital to be made available to Vision from Mr. Pell, subject to certain conditions and an expiration date of July 1, 2015. The Prior Letter Agreement was then terminated. As of September 30, 2014, Vision had $2.0 million in principal outstanding under the 2014 Note. On October 24, 2014 an additional $1.0 million was drawn on the 2014 Note. Pursuant to a letter agreement dated October 28, 2014 with Mr. Pell, or the Existing Letter Agreement, Mr. Pell has agreed to provide financial assistance to Vision in the amount of up to $2.5 million, if necessary to support Vision’s operations, for a period ending on the earlier of (i) January 1, 2016 or (ii) Vision raising debt or equity capital in the amount of $2.5 million or more. This financial assistance, if drawn by us, would be in the form of an additional loan, share purchase, or financing transaction, on such terms as Vision and Mr. Pell may determine. Vision has not utilized the Existing Letter Agreement. Vision expects that its cash at September 30, 2014, together with $3.0 million remaining to be drawn under the 2014 Note at September 30, 2014, plus the $2.5 million of capital to be made available to Vision under the Existing Letter Agreement, subject to certain conditions and an expiration date of January 1, 2016, should be sufficient to fund its operations through at least December 31, 2015. However, if Vision’s performance expectations fall short (including its failure to generate expected levels of sales) or its expenses exceed expectations, or if the commitment under the 2014 Note or the Existing Letter Agreement become unavailable, Vision will need to secure additional financing and/or reduce its expenses to continue its operations. Vision’s failure to do so would have a material adverse impact on its prospects and financial condition. There can be no assurance that any contemplated additional financing will be available on terms acceptable to Vision, if at all. If required, Vision believes it would be able to reduce its expenses to a sufficient level to continue to operate as a going concern.

Summary of Significant Accounting Policies

Vision’s condensed consolidated financial statements are prepared in accordance with the rules and regulations of the SEC for interim reporting and U.S. GAAP. These accounting principles require Vision to make certain estimates, judgments and assumptions. Vision believes that the estimates, judgments and assumptions upon which it relies are reasonable, based upon information available to it at the time that these estimates, judgments and assumptions are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities as of the date of the financial statements as well as the reported amounts of revenues and expenses during the periods presented. To the extent there are any differences (other than nominal differences) between these estimates, judgments or assumptions and actual results, Vision’s financial statements will be affected.

In the opinion of Vision’s management, the accompanying unaudited condensed financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly, in all material respects, its financial position as of September 30, 2014 and the results of operations and cash flows for the three months and six months then ended. The results of operations and cash flows for the period ended September 30, 2014 are not necessarily indicative of the results of operations or cash flows to be expected for any subsequent quarter or the full fiscal year ending March 31, 2015. As of September 30, 2014, there have been no material changes to any of the significant accounting policies described in the notes to Vision’s consolidated financial statements for the fiscal year ended March 31, 2014.

The accompanying condensed consolidated financial statements reflect the accounts of Vision. All significant inter-company accounts and transactions have been eliminated in consolidation.

New Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued new accounting guidance, namely (“ASU”) No. 2014-09, Revenue from Contracts with Customers, on revenue recognition. The new standard provides for a five-step model to be applied to all revenue contracts with customers as well as requires additional financial statement disclosures that will enable users to understand the nature, amount, timing and uncertainty of revenue and cash flows relating to customer contracts. Companies have an option to use either a retrospective approach or cumulative effect adjustment approach to implement the standard. There is no option for early adoption. For public entities, this ASU is effective for fiscal years and interim periods within those years beginning after December 15, 2016. Vision is currently evaluating the impact of the new guidance on its condensed consolidated financial statements.

In August 2014, the FASB issued ASU 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern, which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date on which the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. This ASU applies to all entities and is effective for annual periods ending after December 15, 2016 and interim periods thereafter, with early adoption permitted. Vision is currently evaluating the impact of the new guidance on its condensed consolidated financial statements.

Fair Value Measurements

The carrying amounts reflected in Vision’s condensed consolidated balance sheets for cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, accrued compensation, and capital lease obligations approximate fair value due to their short-term nature. The carrying value of Vision’s convertible debt – related party approximates fair value due to its attributes, which include, amongst others, interest and its conversion feature into common stock.

In determining the fair value of the convertible debt – related party, Vision analyzed its attributes (coupon rate, conversion price, and the percentage of market cap the face value of the debt instrument was prior to the announcement of the debt) as compared with public company convertible debt issuances in the healthcare industry. Vision determined the convertible debt was not issued at a discount as its fair value was equal to its face (carrying) value.

Concentration of Credit Risk

Concentration of credit risk with respect to accounts receivable relates to certain domestic and international customers to whom Vision makes substantial sales. To reduce risk, Vision routinely assesses the financial strength of its customers and, when appropriate, Vision obtains advance payments for its international sales. As a consequence, Vision believes that its accounts receivable credit risk exposure is limited. Vision maintains an allowance for potential credit losses, but historically Vision has not experienced any significant credit losses related to any individual customer or group of customers in any particular industry or geographic area.

The following table summarizes net sales to Vision’s significant customer, which accounted for more than 10% of total medical segment net sales and total accounts receivable, net:

	Three Months Ended September 30,		Six Months Ended September 30,
	2014	2013	2014	2013
Medical segment
Stryker	$362	$1,201	$840	$2,346
Percentage of total medical segment net sales	11%	35%	13%	36%
Percentage of total net sales	9%	30%	11%	31%
	As of September 30, 2014	As of March 31, 2014
Percentage of total accounts receivable, net	11%	27%

Note 1. The Company and Summary of Significant Accounting Policies

Company Overview

Vision designs, develops, manufactures, and markets products for endoscopy – the science of using an instrument, known as an endoscope to provide minimally invasive access to areas not readily visible to the human eye. Vision’s products are sold throughout the world through direct sales representatives in the U.S. and independent distributors for the rest of the world. With respect to its ureteroscope, Vision is the exclusive supplier to the Endoscopy Division of Stryker Corporation (“Stryker”). Vision’s largest geographic markets are the U.S. and Europe.

Vision was incorporated in Delaware, and is the successor to operations originally begun in 1987. In December 1990, Machida Incorporated (“Machida”) became its wholly-owned subsidiary. Vision owns the registered trademarks Vision Sciences®, Slide-On®, EndoSheath®, EndoWipe® and The Vision System®. Not all products referenced in this report are approved or cleared for sale, distribution, or use.

Vision has two reportable segments: medical and industrial. Each of these operating segments has unique characteristics and faces different opportunities and challenges.

Vision’s medical segment designs, manufactures and sells its advanced line of endoscopy-based products, including its flexible endoscopes, and its EndoSheath technology referred to as a sheath or EndoSheath disposable, for a variety of specialties and markets.

Vision’s industrial segment, through its wholly-owned subsidiary Machida, designs, manufactures, and sells borescopes to a variety of users, primarily in the aircraft engine manufacturing and aircraft engine maintenance industries. A borescope is an instrument that uses optical fibers or a small camera for the visual inspection of narrow cavities. Machida’s borescopes are used to inspect aircraft engines, cast parts and ground turbines, among other items.

Liquidity and Capital Resources

Vision has incurred substantial operating losses since its inception and there can be no assurance that it will ever achieve or sustain a profitable level of operations in the future. Vision anticipates that it will continue to incur negative cash flows from operations during fiscal 2015, driven by continued investment in a direct sales force for the U.S. market, spending for marketing, revitalizing a research and development pipeline, and general business operations. As of March 31, 2014, Vision had cash and cash equivalents totaling approximately $1.2 million. Vision expects that its cash at March 31, 2014, together with the $5.0 million of capital to be made available to Vision, subject to certain conditions and an expiration date of July 1, 2015, under a letter agreement dated May 29, 2014 from Lewis C. Pell, its Chairman, should be sufficient to fund its operations through at least March 31, 2015. However, if Vision’s performance expectations fall short (including its failure to generate expected levels of sales) or its expenses exceed expectations, or if the commitment under the Letter Agreement becomes unavailable or expires, Vision will need to secure additional financing and/or reduce its expenses to continue its operations. Vision’s failure to do so would have a material adverse impact on its prospects and financial condition. There can be no assurance that any contemplated additional financing will be available on terms acceptable to Vision, if at all. If required, Vision believes it would be able to reduce its expenses to a sufficient level to continue to operate as a going concern.

Principles of Consolidation

The consolidated financial statements include the accounts of Vision-Sciences, Inc. and its wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant of which relate to the allowance for doubtful accounts, market value for inventories, warranties, and fair value of equity based instruments. Actual results could differ from those estimates.

Revenue Recognition

Vision recognizes revenue in accordance with the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) 605 (Topic 605, Revenue Recognition). ASC 605 requires that five basic criteria must be met before revenue can be recognized:

1.	persuasive evidence that an arrangement exists;
2.	delivery has occurred or services were rendered;
3.	the fee is fixed and determinable;
4.	collectability is reasonably assured; and
5.	the fair value of undelivered elements, if any, exists.

Determination of criterion (4) above is based on management’s judgment regarding the collectability of invoices for products and services delivered to customers. Should changes in conditions cause management to determine this criterion is not met for certain future transactions, revenue recognized for any reporting period could be adversely affected. Vision recognizes revenue when title passes to the customer, generally upon shipment of its products F.O.B. shipping point. Revenue for service repairs of equipment is recognized after service has been completed, and service contract revenue is recognized ratably over the term of the contract.

For products sold to Stryker, Vision recognizes revenue in a two-step process. The first step is recognition of revenue for Vision’s cost to manufacture these products when title passes to Stryker, generally upon shipment of its products F.O.B. shipping point. The second step is recognition of revenue for Vision’s specified margin of Stryker’s gross profit after Stryker sells the products to its end customers, based upon reports received from Stryker monthly. There is no minimum amount of product that Stryker is required to purchase from Vision.

Research and Development Expenses

Costs of research, new product development, and product redesign are charged to expense as incurred.

Stock-Based Compensation

Vision accounts for stock-based awards issued to employees in accordance with the provisions of ASC 718 (Topic 718, Compensation – Stock Compensation). Vision recognizes stock-based compensation expense on a straight-line uniform basis over the requisite service period of the award, which is generally four years for employees. Vision uses historical data to estimate expected employee behaviors related to option exercises and forfeitures and include these expected forfeitures as a part of the estimate of stock-based compensation expense as of the grant date. For stock-based awards with performance-based vesting conditions, Vision is also required to estimate the probability of the vesting conditions being met. Stock-based awards issued to consultants are accounted for in accordance with the provisions of ASC 718 and ASC 505-50 (Subtopic 50 “Equity-Based Payments to Non-Employees” of Topic 505, Equity). Options granted to consultants are periodically revalued as the options vest, and are recognized as an expense over the related period of service or the vesting period, whichever is longer. Under the provisions of ASC 718, members of Vision’s board of directors are considered employees for calculation of stock-based compensation expense.

Foreign Currency Transactions

Vision charges foreign currency transaction gains or losses in connection with its purchases of products from foreign vendors to operations. For each of the fiscal years presented these amounts were immaterial.

Income Taxes

Vision accounts for income taxes in accordance with the provisions of ASC 740 (Topic 740, Income Taxes). ASC 740 prescribes that the use of the liability method be used for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using enacted tax rates and laws that are expected to be in effect when the differences reverse. Any resulting net deferred tax assets are evaluated for recoverability and, accordingly, a valuation allowance is provided when it is more likely than not that all or some portion of the deferred tax asset will not be realized.

ASC Topic 740 also clarifies the accounting for uncertainty in income taxes recognized in the financial statements. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return.

Additionally, ASC Topic 740 provides guidance on the recognition of interest and penalties related to income taxes. Vision has elected to treat interest and penalties, to the extent they arise, as a component of selling, general, and administrative expenses.

Basic and Diluted Net Loss per Common Share

Basic net loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding. For all periods presented, the diluted net loss per common share is the same as basic net loss per common share, as the inclusion of other shares of stock issuable pursuant to stock options, warrants, and convertible debt would be anti-dilutive. The following table summarizes equity securities that were excluded from the calculation of fully diluted loss per share as of March 31, 2014 and 2013:

	March 31,
	2014	2013
Convertible debt	20,599,250	14,166,667
Stock options	4,377,874	5,780,608
Warrants	1,880,620	1,880,620
Restricted stock	1,325,402	122,044
Total anti-dilutive securities	28,183,146	21,949,939

Cash and Cash Equivalents

Vision classifies investments with original maturities of 90 days or less, consisting of certificates of deposits and a money market account at a bank, as cash equivalents. Cash and cash equivalents consisted of cash and money market accounts at March 31, 2014 and 2013.

Fair Value Measurements

The carrying amounts reflected in Vision’s consolidated balance sheets for cash and cash equivalents, accounts receivable, other current assets, accounts payable, accrued expenses, accrued compensation, and capital lease obligations approximate fair value due to their short-term nature. The carrying value of Vision’s convertible debt – related party approximates fair value due to its attributes which include, amongst others, interest and its conversion feature into Vision common stock.

In determining the fair value of the convertible debt – related party, Vision analyzed its attributes (coupon rate, conversion price, and the percentage of market cap the face value of the debt instrument was prior to the announcement of the debt) as compared to public company convertible debt issuances for an eleven (11) to sixteen (16) month period in the healthcare industry. Vision determined the convertible debt was not issued at a discount as its fair value was equal to its face (carrying) value.

Allowance for Doubtful Accounts

Vision maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. This allowance is used to report trade receivables at estimated net realizable value. Vision relies on prior experience to estimate cash that ultimately will be collected from the gross receivables balance at period-end. Vision maintains a specific allowance for customer accounts that will likely not be collectible due to customer liquidity issues. Vision also maintains an allowance for estimated future collection losses on existing receivables, determined based on historical trends.

Concentration of Credit Risk

Concentration of credit risk with respect to accounts receivable relates to certain domestic and international customers to whom Vision makes substantial sales. To reduce risk, Vision routinely assesses the financial strength of its customers and, when appropriate, Vision obtains advance payments for its international sales. As a consequence, Vision believes that its accounts receivable credit risk exposure is limited. Vision maintains an allowance for potential credit losses, but historically Vision has not experienced any significant credit losses related to any individual customer or group of customers in any particular industry or geographic area.

The following table summarizes net sales to Vision’s significant customers, which accounted for more than 10% of total segment net sales:

	Fiscal Year Ended March 31,
	2014	2013
Medical segment
Stryker	$4,911	$3,052
Percentage of total segment net sales	35%	26%
Percentage of total net sales	29%	20%
Percentage of total accounts receivable, net	27%	41%

Industrial segment
Pratt & Whitney, a division of United Technology Corporation	$527	$944
Percentage of total segment net sales	18%	26%
Percentage of total net sales	3%	6%
Percentage of accounts receivable, net	9%	2%

Inventories

Inventories are stated at the lower of cost or market using the first-in, first-out (“FIFO”) method. If cost exceeds market, inventory is reported at its estimated fair market value based upon Vision’s historical experience with inventory becoming obsolete due to age, changes in technology, and other factors. Vision records a write-down for inventories of components that have become obsolete, slow moving, or are in excess of anticipated demand or net realizable value. Vision performs a detailed review of inventory each fiscal quarter that considers multiple factors, including demand forecasts, product life cycle status, product development plans, and current sales levels. Inventories consist of the following:

	March 31,
	2014	2013
Raw materials	$3,456	$4,352
Work in process	329	427
Finished goods	409	379
Inventories, net	$4,194	$5,158

Raw materials include components purchased from independent suppliers. Most purchased components are available from multiple sources, with the exception of certain key components that are supplied to Vision by key suppliers, with whom Vision has long-term supply arrangements, but no long-term supply agreements.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Additions and improvements are capitalized, while maintenance and repairs are expensed as incurred. Asset and accumulated depreciation accounts are relieved for dispositions, with resulting gains or losses reflected in the statement of operations. Certain products used as sales demonstration and service loaner equipment are transferred from inventory to machinery and equipment and depreciated over 3 years.

Depreciation of property and equipment is provided using the straight-line method over the estimated useful lives of the various assets, or for leasehold improvements, over the term of the lease, if shorter. The estimated useful lives for each major asset classification are as follows:

Asset Classification	Estimated Useful Life
Machinery and equipment	7 - 15 years
Demo equipment	3 years
Furniture and fixtures	5 years
Leasehold improvements	lesser of lease period or 10 years
Intangible assets	6 - 15 years

Depreciation and amortization expense was $695 thousand and $795 thousand in fiscal years 2014 and 2013, respectively.

Other Assets

Other assets consist primarily of deposits and patents. Patents are amortized on a straight-line basis over a period of up to 15 years. Vision’s patents became fully amortized during the fiscal year ended March 31, 2012.

Long-Lived Assets

Vision reviews the carrying values of its long-lived assets for possible impairment whenever events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable. Vision believes that the carrying value of these assets is fully realizable at March 31, 2014 and 2013.

Deferred Debt Cost

Vision defers costs, including the fair value of commitment warrants, associated with securing a line of credit or revolving loan agreement over the applicable term to maturity of the agreement. These costs are amortized as debt cost expense in Vision’s consolidated statement of operations. The costs are amortized over the term of the line of credit or revolving loan agreement on a straight-line basis or using the effective interest method.

The following table summarizes the components of gross and net deferred debt cost balances as of March 31, 2013, which was fully amortized upon the extinguishment of the debt in fiscal 2013:

	March 31,
Deferred debt cost	2014	2013
Gross carrying amount	$—	$2,060
Accumulated amortization	—	(816)
Extinguishment of debt	—	(1,244)
Net carrying amount	$—	$—

Beneficial Conversion Feature

Vision accounts for potentially beneficial conversion features in accordance with the provisions of ASC 470-20 (Subtopic 20 “Debt with Conversions and Other Options” of Topic 470, Debt). A beneficial conversion feature exists if the fair value of the underlying common stock increases above the conversion price of the instrument on the commitment date. The difference in the common stock and conversion prices potentially results in a benefit conversion feature, a nondetachable conversion feature that is in the money at the commitment date. This resulting benefit is recorded as a convertible debt discount, with a corresponding increase to additional paid-in capital, and amortized using the effective interest method over the period from the commitment date (borrowing date) to the maturity date of the convertible debt.

Warranty Obligations

Vision provides warranty on all of its products. Vision estimates the costs that may be incurred under warranties and record a liability in the amount of such costs at the time the product is sold. Factors that affect Vision’s warranty liability include the number of units sold, historical and anticipated rates of warranty claims, and cost per claim. Vision periodically assesses the adequacy of its recorded warranty liabilities and adjust the amounts as necessary. Warranty expense is recorded in cost of sales in Vision’s statement of operations.

The following table summarizes changes in Vision’s warranty reserve for fiscal years 2014 and 2013:

	March 31,
	2014	2013
Warranty reserve at April 1	$280	$303
Warranties accrued during the fiscal year	60	230
Warranties settled during the fiscal year	(110)	(253)
Warranty reserve at March 31	$230	$280

The warranty reserve at March 31, 2014 and 2013 is included in accrued expenses in Vision’s consolidated balance sheets.